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                                                                 Exhibit 10.15

                                   AGREEMENT

        This Agreement ("AGREEMENT") is made and entered into as of the 5th day of December, 2001, by and among Argonaut Technologies, Inc. a Delaware corporation (the "COMPANY"), and David Binkley and Cecilia Binkley, husband and wife (collectively, the "BORROWER").

                                   BACKGROUND

        The Company and the Borrower have entered into a certain Promissory Note Secured by Deed of Trust dated as of December 17, 1996, in the principal amount of $200,000 (the "NOTE") and amended by the Amendment to Promissory Note dated as of June 26, 2000 (the "AMENDMENT").

                                    AGREEMENT

        In consideration of the promises and conditions set forth in this Agreement, the parties agree as follows:

        1. Cancellation and Forgiveness of Interest Due.

        The Company and Borrower hereby agree that upon the Company's receipt from Borrower of a payment of $200,000.00, the principal amount of the Note, then notwithstanding anything in the Note or the Amendment, the Company and Borrower shall consider the Note fully paid and agree to cancel any and all interest due under the Note, as amended. Upon the payment and receipt of such principal amount, neither the Company nor the Borrower shall have any further obligations under the Note or the Amendment.

        2. Waiver and Amendment.

        No waiver, amendment or modification of this Agreement shall be effective unless in writing and signed by the Company and the Borrower.

        3. Applicable Law.

        This Agreement shall be construed in accordance with the laws of the State of California without regard to its choice of law principles.

                            [Signature Page Follows]


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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written

THE COMPANY                                 BORROWER

By: _________________________________       ___________________________________
    Brook H. Byers                          David P. Binkley
    Chairman, Compensation Committee

                                            ___________________________________
                                            Cecilia Binkley